UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2007
SINA Corporation
(Exact name of Registrant as specified in Charter)

Cayman Islands	000-30698	52-2236363
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Room 1802, United Plaza
1468 Nan Jing Road West
Shanghai 200040, China
(Address of Principal Executive Offices) (Zip Code)
(86-21) 6289 5678
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

     Item 2.02. Results of Operations and Financial Condition.
     The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, subject to the liabilities of that section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.
     On February 7, 2007, SINA Corporation (the “Company”) issued a press release and held a conference call regarding its financial results for the three-month period and fiscal year ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     Effective as of February 1, 2007, Benjamin Tsiang resigned as the Executive Vice President of the Company.
     A press release announcing this management change is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
     Item 8.01. Other Events
     The Company issued a press release on February 7, 2007 announcing that, effective immediately, it will file reports and make other filings under the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, in accordance with the requirements of the Securities and Exchange Commission (SEC) applicable to a “foreign private issuer,” as defined in Rule 405 under the Securities Act of 1933, as amended. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by SINA Corporation on February 7, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINA CORPORATION (Registrant)
Date: February 7, 2007	By:	/s/ Charles Chao
Charles Chao
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release Issued by SINA Corporation on February 7, 2007